UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

SPORTS PROPERTIES ACQUISITION CORP.

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This filing consists of an updated investor presentation made by Andrew Murstein, Vice Chairman and Secretary of Sports Properties Acquisition Corp., Alvin Murstein and Michael Kowalsky in a series of meetings beginning December 7, 2009 in connection with the proposed transactions contemplated by the Framework Agreement, dated as of November 18, 2009, between Sports Properties Acquisition Corp. and Medallion Financial Corp., pursuant to which Sports Properties Acquisition Corp. will continue its business as a corporation that acquires and actively manages transferable licenses that permit the operation of taxicabs in major metropolitan cities in the United States, or medallions, leases the medallions to fleet taxi operators, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry. The investor presentation contained in this filing has been updated from the investor presentation previously filed as part of Sports Properties’ Schedule 14A containing soliciting material pursuant to Rule 14a-12 of the Securities Exchange Act of 1934 filed on December 2, 2009 to (i) delete slide 13 entitled “Historical Medallion Price Appreciation: NYC” and to replace it with new slide 13 entitled “NYC Corporate Medallion Price Appreciation vs. Various Asset Classes”, (ii) insert a new slide 16 entitled “Hypothetical Combined Example” and (iii) to delete existing slide 16 entitled “Financing and Dividend Policy” and replace it with new slides 17 and 18.

Forward-looking statements

This filing contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Sports Properties Acquisition Corp.’s actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Sports Properties Acquisition Corp.’s expectations with respect to future performance, anticipated financial impacts of the proposed transactions, certificate of incorporation and warrant amendments and related transactions; approval of the proposed certificate of incorporation and warrant amendments and related transactions by stockholders and warrantholders, as applicable; the satisfaction of the closing conditions to the proposed transactions, certificate of incorporation and warrant amendments and related transactions; and the timing of the completion of the proposed transactions, certificate of incorporation and warrant amendments and related transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Sports Properties Acquisition Corp.’s control and difficult to predict. Factors that may cause such differences include, but are not limited to, the following:

•	Regulatory changes affecting the taxicab industry;

•	The level of rental revenue Sports Properties Acquisition Corp. achieves from its assets;

•	The market value and the supply of, and demand for, taxicab medallions;

•	The challenges that Sports Properties Acquisition Corp. may face as a result of the current economic slow-down;

•	The conditions in the local markets in which Sports Properties Acquisition Corp. operates, as well as changes in national economic and market conditions;

•	Sports Properties Acquisition Corp.’s ability to lease and acquire taxicab medallions;

•	The level of revenue Sports Properties Acquisition Corp. achieves from its fleet operations;

•	Sports Properties Acquisition Corp.’s ability to enter into new leases or to renew leases with existing lessees of its taxicab medallions at favorable rates;

•	The competitive landscape impacting the taxicab industry;

•	Sports Properties Acquisition Corp.’s relationships with its lessees and their financial condition;

1

•

Sports Properties Acquisition Corp.’s use of leverage as part of its financing strategy and its ability to make payments or to comply with any covenants under any borrowings or other debt facilities Sports Properties Acquisition Corp. obtains;

•	The growth or continuing importance of taxicabs located in the major metropolitan areas in which Sports Properties Acquisition Corp. invests;

•	The level of Sports Properties Acquisition Corp.’s operating expenses, including amounts Sports Properties Acquisition Corp. is required to pay to its management team;

•	Sports Properties Acquisition Corp.’s net realized gain or loss on the sale or other disposition of taxicab medallions; and

•	Changes in interest rates that could impact the market price of Sports Properties Acquisition Corp.’s common stock and the cost of its borrowings.

Other factors include the possibility that the transactions contemplated by the Framework Agreement do not close, including due to the failure to receive required stockholder and warrantholder approvals, or the failure of other closing conditions.

Sports Properties Acquisition Corp. cautions that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Sports Properties Acquisition Corp.’s most recent filings with the SEC and in the definitive proxy statement to be used in connection with the transactions contemplated by the Framework Agreement, as described below. All subsequent written and oral forward-looking statements concerning Sports Properties Acquisition Corp., the Framework Agreement, the related transactions or other matters and attributable to Sports Properties Acquisition Corp. or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Sports Properties Acquisition Corp. cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Sports Properties Acquisition Corp. does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Additional Information

Sports Properties Acquisition Corp. has filed a preliminary proxy statement with the SEC in connection with the proposed transactions, certificate of incorporation amendments and the warrant amendments and to mail a definitive proxy statement and other relevant documents to Sports Properties Acquisition Corp.’s stockholders and warrantholders. Sports Properties Acquisition Corp.’s stockholders and warrantholders and other interested persons are advised to read the preliminary proxy statement, and, when available, amendments thereto, if any, and the definitive proxy statement in connection with solicitation of proxies for the special meetings of Sports Properties Acquisition Corp.’s stockholders and warrantholders to be held to approve the proposed transactions, certificate of incorporation amendments and the warrant amendments because this proxy statement will contain important information about Sports Properties Acquisition Corp. and the proposed transactions. Such persons can also read Sports Properties Acquisition Corp.’s final prospectus from its initial public offering dated January 17, 2008, its annual report on form 10-K for the fiscal year ended December 31, 2008, which was filed with the SEC on March 27, 2009, as amended (“Annual Report”) and other reports as filed with the SEC, for a description of the security holdings of Sports Properties Acquisition Corp.’s officers and directors and their affiliates and their other respective interests in the successful consummation of the proposed transactions. The definitive proxy statement will be mailed to stockholders and warrantholders as of a record date to be established for voting on the proposed transactions, certificate of incorporation amendments, the warrant amendments and related transactions. Stockholders and warrantholders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge, once available, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: Sports Properties Acquisition Corp., 437 Madison Avenue New York, New York 10022, Attention: Andrew Murstein, telephone (212) 328-2100.

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Participation in Solicitation

Sports Properties Acquisition Corp. and its directors, executive officers, affiliates and other persons may be deemed to be participants in the solicitation of proxies for the special meetings of Sports Properties Acquisition Corp.’s stockholders and Sports Properties Acquisition Corp.’s warrantholders to approve the proposed transactions. A list of the names of those directors and officers and descriptions of their interests in Sports Properties Acquisition Corp. is contained in Sports Properties Acquisition Corp.’s Annual Report. Sports Properties Acquisition Corp.’s stockholders and warrantholders may also obtain additional information about the interests of its directors, officers and stockholders in the transactions by reading the preliminary proxy statement and other relevant materials to be filed by Sports Properties Acquisition Corp. with the SEC when they become available.

3

Investor Presentation Sports Properties Acquisition Corp. (“HMR”) December 2009

Disclaimer
Disclaimer
SAFE HARBOR
Forward-looking statements
This investor presentation includes references to Medallion Financial Corp. (“Medallion Financial” or “TAXI”), Sports Properties Acquisition Corp. (“Sports Properties” or “HMR”) and Medallion
Management (“Medallion Management”). This investor presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities
Litigation Reform Act of 1995. Sports Properties' actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,”
“predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Sports
Properties' expectations with respect to future performance, anticipated financial impacts of the proposed transactions, certificate of incorporation, the trust agreement amendments and warrant amendments and related transactions; approval of the proposed certificate of incorporation, trust agreement amendments, warrant amendments and related transactions by shareholders and warrant holders, as applicable; the satisfaction of the closing conditions to the proposed transactions, certificate of incorporation, the trust agreement amendment and warrant amendments and related transactions; and the timing of the completion of the proposed transactions, certificate of incorporation, trust agreement amendments, warrant amendments and related transactions. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Sports
Properties’ control and difficult to predict. Factors that may cause such differences include, but are not limited to, the following: regulatory changes affecting the taxicab industry; the level of rental revenue Sports Properties achieves from its assets; the market value and the supply of, and demand for, taxicab medallions; the challenges that Sports Properties may face as a result of the current economic slow-down; the conditions in the local markets in which Sports Properties operate, as well as changes in national economic and market conditions; Sports Properties’ ability to lease and acquire taxicab medallions; the level of revenue Sports Properties achieves from its fleet operations; Sports Properties’ ability to enter into new leases or to renew leases with existing lessees of its taxicab medallions at favorable rates; the competitive landscape impacting the taxicab industry; Sports Properties’ relationships with its lessees and their financial condition; Sports
Properties’ use of leverage as part of its financing strategy and its ability to make payments or to comply with any covenants under any borrowings or other debt facilities Sports Properties obtains;
the growth or continuing importance of taxicabs located in the major metropolitan areas in which Sports Properties invests; the level of Sports Properties’ operating expenses, including amounts it is required to pay to its management team; Sports Properties’ net realized gain or loss on the sale or other disposition of taxicab medallions; and changes in interest rates that could impact the market price of Sports Properties’ common stock and the cost of its borrowings. Other factors include the possibility that the transactions contemplated by the framework agreement do not close, including due to the failure to receive required stockholder and warrantholder approvals, or the failure to meet other closing conditions. Sports Properties cautions that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Sports Properties’ most recent filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning Sports Properties, the framework agreement, the related transactions or other matters and attributable to Sports Properties or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Sports Properties cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Sports Properties does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-
looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.
Note to Investors
In connection with the proposed transactions we have filed a preliminary proxy statement regarding the proposed transactions with the SEC and intend to mail a definitive proxy statement to our stockholders and warrantholders. Before making any voting decision investors are urged to read the preliminary proxy statement and the definitive proxy statement when it becomes available because they contain important information about the proposed transactions. Stockholders and warrantholders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge, once available, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: Sports Properties Acquisition Corp., 437 Madison Avenue, 38th Floor, New York, New
York 10022, Attention: Andrew Murstein, Telephone (212) 328-2100.
We and our directors, executive officers, affiliates and other persons may be deemed to be participants in the solicitation of proxies for the special meetings of our stockholders and warrantholders to approve the proposed transactions. A list of the names of those directors and officers and descriptions of their interests in us is contained in our annual report. You may also obtain additional information about the interests of our directors and officers in the proposed transactions by reading the preliminary proxy statement that we filed and the definitive proxy statement and other relevant materials that we will file with the SEC when they become available.

Transaction Overview
Transaction Overview
1.03x
(1)
(Less than traditional IPO) Price / Book Value:
Transaction: Convert HMR to an operating company: Medallion Management
Sponsor: Medallion Financial to provide management and other services
Structural Improvements: All Sponsor shares cancelled: 5.375 million shares eliminated
Warrants: increase exercise price and duration; eliminate
cashless exercise feature of IPO warrants
Deferred underwriting fee: reduced by over 75%
Business Purpose: Acquire and manage taxicab medallions and operators
Initial Book Value: Up to $209 million; minimum of $100 million
Ticker / Exchange: “HMR” / NYSE Amex
HMR Stock Price: $9.90 (November 30, 2009)
Expected Timetable:
Record Date:
Shareholder / Warrant holder meeting:
Closing:
Early January
Mid-January
Mid-January
(1)
Note: Assumes initial book value of $209 million (see Appendix)

Superior and relatively uncorrelated asset returns available to owners with historical ROEs of over 30%
Only public company to primarily own and operate medallions
Attractive ancillary business opportunities exist across the taxicab industry
Advantageous tax treatment of medallions enables favorable distributable income
Substantial founder investment with strong alignment of interests
Proprietary access to the medallion market; local presence in key markets
Respected management team with nearly 100 years of combined experience in the taxicab industry
Key Investment Highlights
Key Investment Highlights

Acquire assets in diverse groups of markets
Will initially focus activities in New York City, Chicago and Boston and intend to expand to other municipalities that may provide attractive return profiles
Markets will be evaluated on the basis of the medallion price, market lease rates and the outlook on other value drivers such as potential fare increases
Maximize lease revenues through the ownership of a large number of medallions as well as buying fleet operations
Leverage existing relationships with local medallion brokers and fleet owners
Achieve optimal pricing on medallions by pursuing bulk purchases of medallions
Opportunistically pursue related services: fleet management, taxicab advertising, corporate or town car services, credit card processing
Systematic exits through dispositions once an asset has met target return parameters
Business Strategy
Business Strategy

Overview of Taxicab Medallions
Overview of Taxicab Medallions
A taxicab medallion is a regulated license, issued to operate a taxicab and designates the exclusive right to pick up street hails in many major metropolitan markets
In 1937, NYC issued 11,787 medallions for $10 each; today there are 13,237 medallions, of which the corporate or “mini-fleet” medallions sell for approximately $750,000 each
Given its importance to the welfare of the general public, the industry is highly regulated by local city councils and municipal regulatory bodies that:
Regulate and control the number of medallions in existence
License drivers
Establish fares
Monitor complaints and enforce regulations
Approve all transfers of medallions
As a measure to control congestion, new medallions are rarely issued
The regulation of the number of medallions has had the following effects:
Consistent medallion price appreciation
Active secondary market for medallions
Variety of lenders to prospective medallion owners
Competes on the basis of price and convenience

Compelling Opportunity
Compelling Opportunity
Taxi medallions have historically provided owners with an opportunity to earn attractive returns versus other asset classes
Medallions are liquid assets and can provide current lease income and offer the potential for price appreciation
Municipal regulation of the local medallion market creates a significant barrier to entry
The medallion market is fragmented, creating opportunities for knowledgeable operators with capital
Medallions are a depreciable asset for tax purposes
Medallions can be levered at attractive rates to enhance equity returns
Taxicab fleet operators currently can be purchased at less than 2x EBITDA

Drivers of Taxi Medallion Values
Drivers of Taxi Medallion Values
Driver Commentary
Stable regulatory
environment
Medallion supply is regulated by local municipalities
Supply and demand
for taxi service
Competes against mass transportation, black cars and liveries
Fares Regulated by local authorities, have risen steadily over time
Driver availability Competes against other employment opportunities for drivers
Access to capital Ability to finance the acquisition of a medallion
Secondary market Ability for owners to sell in a liquid market
Ready universe of
sellers
Turnover rate of medallions creates supply for prospective
owners
Traffic and
environmental
Traffic control and congestion pricing are potential factors
Technology Mandatory credit card readers may boost ridership

Experienced Management Team
Experienced Management Team
Cohesive team working together for more than 20 years
Medallion Financial’s executive management team has relationships with every facet of the industry including taxi drivers, fleet owners, lease operators, banks, finance companies, taxi brokers and regulators
Three generations of proven experience operating the only public company dedicated to providing loan financing to this industry
Name Title Experience Industry Experience
Alvin Murstein
Chairman /
CEO
40+ years
Chairman and CEO of Medallion Financial since
inception and predecessor companies since 1979.
Executive in the taxi cab industry for over 40
years
Andrew Murstein President 20 years
President of Medallion Financial since inception
in 1995
Larry Hall CFO 10 years
CFO of Medallion Financial since 2004. Previous
experience at Citibank, Wells Fargo and Arthur
Andersen
Michael Kowalsky EVP 20 years
EVP of Medallion Financial and President of
Medallion Funding Corp. (lending subsidiary of
Medallion Financial) since 1996
Medallion Financial’s Board includes: Former Governor of New York Mario Cuomo, Baseball Hall of
Famer Hank Aaron and former United States Senator and Governor of Connecticut Lowell Weicker

Overview of Medallion Financial
Overview of Medallion Financial
Medallion Financial is a leading lender to the taxi industry
No competing businesses: Medallion Financial does not purchase medallions or taxicab fleets
Transitional Services to be provided by Medallion Financial
Medallion Financial will charge a transitional services fee of 1.0% of book equity (not assets) for management, accounting, office space and various back office services; there are no extra incentive fees
This arrangement will give Medallion Management access to a team of experienced professionals that will allow growth of its business with the immediate benefit of a larger and more sophisticated infrastructure without the full costs normally associated with such an infrastructure
Medallion Financial’s motto is “In niches there are riches”
Medallion Financial has lent over $3 billion to the New York taxicab medallion market and its principal losses have been…

…Medallion Financial Loan Losses …Medallion Financial Loan Losses (This page intentionally left blank) 10

Alignment of Interests
Alignment of Interests
None of the officers of the Company (Chairman, CEO, CFO and EVP) are receiving compensation from the Company
Medallion Financial owns warrants that will be amended to have a $12 per share exercise price, over 20% above current prices
Medallion Financial has invested nearly $7 million and the stock must appreciate over 32% over trust value ($9.96) before it breaks even on its investment

Industry Industry ripe ripe for for consolidation; consolidation; no no single single operator operator owns owns more more than than 1% 1% of of taxis taxis nationwide nationwide
Large Market Opportunity
Large Market Opportunity
New York New York
13,237 licenses 13,237 licenses
Chicago Chicago
6,999 licenses 6,999 licenses
Atlanta Atlanta
1,600 licenses 1,600 licenses
South FL South FL
2,061 licenses 2,061 licenses
Denver Denver
1,042 licenses 1,042 licenses
Los Angeles Los Angeles
2,300 licenses 2,300 licenses
San Francisco San Francisco
1,381 licenses 1,381 licenses
Boston Boston
1,825 licenses 1,825 licenses
Philadelphia Philadelphia
1,600 licenses 1,600 licenses
Cambridge Cambridge
257 licenses 257 licenses
Medallions in the US > $12 billion in Value
Medallions in the US > $12 billion in Value
Source: Regional regulatory entities
Newark Newark
600 licenses 600 licenses

Historical Medallion Price Appreciation: NYC
Historical Medallion Price Appreciation: NYC
(1)
(1)

(1)
Source: New York City Taxi and Limousine Commission. Market data from Bloomberg as of 12/04/2009
(2)
Past price appreciation may not be indicative of future price appreciation
NYC Corporate Medallion Price Appreciation vs. Various Asset Classes
Corporate Medallions
9.8%
S&P 500
7.3%
Dow Jones Industrial Average
6.9%
Gold
5.9%
Compounded Annual Growth Rates (1947-2009)
(2)

Price (1 Corp.
Medallion):
$750,000
(Bulk purchase expected
to be below market)
Equity Funding: $250,000
Debt Funding: $500,000
Lease Revenue: $  30,000
Interest Expense: $  23,000
Historical Avg.
Appreciation:
$  73,500
(1947 – 2009 CAGR of 9.8%)
Returns: $ 7,000 + $ 73,500 = $  80,500
$250,000
ROE: 32%
Hypothetical Example of Medallion Economics: NYC
Hypothetical Example of Medallion Economics: NYC
Note: This hypothetical is an example of the type of analysis Medallion Management’s management team might perform in assessing whether to purchase medallions and is for illustrative purposes only, does not represent actual or expected returns from the medallions Medallion Management may purchase. Actual returns will depend on Medallion
Management's ability to secure leases for the medallions, achieve anticipated lease revenues and the cost of debt financing. Actual returns will also depend on any future appreciation in the asset price of the medallions acquired by Medallion Management. The historical appreciation shown in this example is based on the compounded annual growth rates in the value of medallions over the 62-year period beginning January 1, 1947. There can be no assurance that medallions valuations will continue to increase at historical rates or at all.
Medallion values have declined in certain years and could decline again. For a discussion of risks that may affect our medallion ownership leasing economics, please see slide 1 and the section entitled “Risk Factors” in our Proxy Statement filed with the SEC.
In considering a medallion purchase in individual markets, our management team will, as illustrated by the table below, assess the return profile from the assets taking into account lease income that may be earned from the medallion, availability and cost of debt financing and the potential for appreciation in medallion prices based on the historical record in the market:

(1) This hypothetical is an example of the type of analysis Medallion Management’s management team might perform in assessing whether to purchase fleet operations and is for illustrative purposes only and does not represent actual or expected returns from the purchase of fleet operations by Medallion Management and should not be relied upon for any investment decision. Actual returns will depend on Medallion Management's ability to purchase fleet operations, lease the medallions and achieve anticipated lease revenues and operating expenses. This hypothetical is based on certain assumptions, including assumptions relating to acquisition price of taxi leases. For a discussion of risks that may affect our medallion ownership leasing economics, please see slide 1 and the section entitled “Risk Factors” in our Proxy Statement filed with the SEC.
(2) Data provided to Medallion Management by fleet operators in New York City and is based on 2009 averages.
Hypothetical Example of Taxi Fleet Economics: NYC
Hypothetical Example of Taxi Fleet Economics: NYC
(1)
(1)
EBITDA per Car per Year
Other Operating Costs
Insurance
Vehicle Costs
Medallion Owner Lease
Payments
Operating Expenses
Revenues ($120 per shift)
Fleet Taxi Economics Fleet Taxi Economics (2) (2)
$      18,000
$ (7,000)
$ (10,000)
$ (13,000)
$ (30,000)
$     78,000
Acquisition Price/
EBITDA
Acquisition Price per
Taxi Lease
Fleet Management Valuation Fleet Management Valuation
Less than 2.0x
$      30,000
Our management team's assessment will also
analyze the ability of medallion lessees to support
lease payments based on an analysis of fleet
owners business economics, as illustrated by the
following table:
Our management team will also assess possible
purchases of fleet operations which we believe in
New York City may be available for purchase at
less than 2X EBITDA as illustrated by the
following:

Assumes Assumes Medallions Medallions are are leased leased by by operator. operator. Numbers Numbers on on per per car car basis basis

Hypothetical Combined Example
Hypothetical Combined Example

$100 mm of Invested Equity: 75% Allocated to Medallions and 25% to Fleet Management
$ in millions, except per share data Taxicab Fleet
Medallions Management Total
Invested Equity (1) $                 75 $                  25 $              100
Debt (1) $              150 $                  25 $              175
Acquired Value $              225 $                  50 $              275
Pro Forma Revenue $                 11 (1) $                130 (1) $              141
Net Income Margin Range 12% - 17%
Pro Forma Net Income $                 20 (1)
Pro Forma Earnings Per Share $             2.04 (1)
Return on Equity 20.5% (1)
Medallion Appreciation Range 4.9% - 9.8% (1)
ROE With Increase in Value Through Medallion Appreciation 31.5% - 42.5%
In considering a medallion purchase in individual markets, our management team will, as illustrated by the table below, assess the return profile from the assets taking into account lease income that may be earned from the medallion, availability and cost of debt financing and the potential for appreciation in medallion prices based on the historical record in the market:
Note (1): All financial numbers assume equity is fully deployed with 75% allocated to medallion acquisitions (40% in New York, 20% in each of Boston and Chicago and 20% in other markets) and
25% to purchases of taxi fleet managers.  Leverage on medallions is assumed to be 2:1debt to equity and 1:1 for debt to equity for taxi fleet managers.  This table further (i) assumes a 4.9% weighted average lease income yield across markets with $78,000 of revenues per acquired taxi lease, (ii) applies the mid-point of estimated margin range, (iii) is based on 10 mm shares outstanding, (iv)
divides pro forma net income by $100 mm of deployed capital, (v) assumes 9.8% represents long-term average and that 4.9% represents a 50% discount to the long-term average.
Note: This hypothetical is an example of the type of analysis Medallion Management’s management team might perform in allocating capital between the different business opportunities that will be pursued by Medallion management, is for illustrative purposes only, does not represent actual or expected returns from these businesses.   Actual returns will depend on Medallion
Management's actual allocation of capital, ability to secure leases for the medallions, achieve anticipated lease revenues, the cost of debt financing and any future appreciation in the asset price of medallions.  There can be no assurance that medallions valuations will continue to increase at historical rates or at all in as much as  medallion values have declined in certain years and could decline again. Actual returns will depend on Medallion Management's ability to purchase fleet operations, lease the medallions and achieve anticipated lease revenues and operating expenses.
For a discussion of risks that may affect our businesses, please see slide 1 and the section entitled “Risk Factors” in our Proxy Statement filed with the SEC.

Selective use of leverage
Medallions can be financed at between 2x and 5x leverage at attractive rates
Many banks, conduits and Medallion Financial are active lenders
Anticipate paying quarterly cash dividends upon commencement of the first fleet medallion acquisition
Most if not all of the initial dividends attributed to medallion ownership will not be taxed on a current basis
Dividends are a return of capital to the extent the taxable income is less than zero due to the depreciation of the taxi medallions for tax purposes
Substantial portion of our quarterly distributions is not expected to be made out of our taxable net income and will not result in immediate taxable income to U.S.
taxpayers
Financing and Dividend Policy
Financing and Dividend Policy

Dividend Yield Analysis
Dividend Yield Analysis
Once capital is fully deployed, Medallion Management anticipates paying out about 25%-50% of its Operating Net Income to shareholders as a dividend
This payout ratio implies a dividend yield of 5.1% to 10.2%, as compared to trust value of $9.96 per share
5.1%
6.1%
7.2%
8.2%
9.2%
10.2%
0%
2%
4%
6%
8%
10%
12%
25% 30% 35% 40% 45% 50%
S&P 500 Avg.
dividend of 2.2%
Net Income Payout Net Income Payout
Dividend Yield Dividend Yield

Superior and relatively uncorrelated asset returns available to owners with historical ROEs of over 30%
Only public company to primarily own and operate medallions
Attractive ancillary business opportunities exist across the taxicab industry
Advantageous tax treatment of medallions enables favorable distributable income
Substantial founder investment with strong alignment of interests
Proprietary access to the medallion market; local presence in key markets
Respected management team with nearly 100 years of combined experience in the taxicab industry
Investment Conclusions
Investment Conclusions

Appendix Appendix 20

Summary Financial Overview
Summary Financial Overview

(numbers in millions, except per share values)
No Share Conversion $100 mm Cash
Amount in Trust - Pre Fees and Conversions 214.8 214.8 214.8
Less: Amount Paid Out for Share Conversion - - 114.8
Amount in Trust - Pre Fees 214.8 214.8 100.0
Less: Estimated Transaction Expenses
(1)
- 6.1 5.1
Amount in Trust - Pro Forma 214.8 208.6 94.9
Shares Outstanding
(2)
21.6 21.6 10.0
Trust Value per Share 9.96 $ 9.67 $                   9.45 $
Market Value per Share
(3)
9.90 $
Trust Value Per Share vs. Pro Forma Trust Value Per Share
Equivalent IPO Gross Spread
(4)
3.0% 5.1%
Multiple of Pro Forma Cash Per Share
(5)
1.03x 1.05x
Notes
(1) Represents fees payable at close
(2) Shares outstanding following the transaction includes 25,000 previously issued shares
(3) Share price as of November 30, 2009
(4) Represents the percentage discount of the pro forma trust value per share relative to current trust value
(5) Represents ratio of current trust value per share to pro forma trust value per share
Trust Value at Conversion Trust Value at
November 30, 2009

Warrant Amendment
Warrant Amendment
Restructuring terms of the warrants for the benefit of shareholders
Increase exercise price from $7.00 to $12.00
Extend maturity by three years to 2015
Increase redemption call price from $14.25 to $18.75 for IPO warrants
Prohibition of cashless exercise for IPO warrants
Following the transaction there will be 27.6 million warrants outstanding
Warrants provide new equity capital at a 20%+ premium to current trust value per share
Transaction requires approval of a majority of warrant holders

Taxicab Facts in NYC
Taxicab Facts in NYC
There are more than 470,000 taxi trips per day
More than 85% of all taxi trips begin or end in Manhattan; at some times of the day, more than half of all vehicles in Midtown are yellow cabs
Passengers spend more than $2 billion on taxi fares each year
Taxis generate tens of thousands of jobs
Current taxi ridership stands at approximately 240 million passengers making more than 170 million medallion-cab trips per year
Source: Taxi 07: Roads Forward

Symbol: HMR Symbol: HMR 24